  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 16, 1998

                                                REGISTRATION NO. 333-63323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                --------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                --------------

                               USWEB CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                --------------

             DELAWARE                              8742                              870551650
  (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)         CLASSIFICATION CODE NO.)             IDENTIFICATION NUMBER)

                        2880 LAKESIDE DRIVE, SUITE 300
                             SANTA CLARA, CA 95054
                                (408) 987-3200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                --------------

                                CAROLYN V. AVER
                            CHIEF FINANCIAL OFFICER
                               USWEB CORPORATION
                        2880 LAKESIDE DRIVE, SUITE 300
                             SANTA CLARA, CA 95054
                                (408) 987-3200
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                --------------

                                  COPIES TO:

          MARK BONHAM                 FRANK SLATTERY             BARBARA FISKE              ROD J. HOWARD
         PAUL R. TOBIAS              GENERAL COUNSEL            GENERAL COUNSEL              JON C. PERRY
       KEVIN M. GALLIGAN            USWEB CORPORATION           CKS GROUP, INC.            GRAY CARY WARE &
           STEVEN LIU              2880 LAKESIDE DRIVE,       10441 BANDLEY DRIVE          FREIDENRICH LLP
   WILSON SONSINI GOODRICH &             SUITE 300             CUPERTINO, CA 95014        400 HAMILTON AVENUE
             ROSATI                SANTA CLARA, CA 95054          (408) 366-5100          PALO ALTO, CA 94301
    PROFESSIONAL CORPORATION           (408) 987-3200                                        (650) 328-6561
       650 PAGE MILL ROAD
    PALO ALTO, CA 94304-1050
         (650) 493-9300

                                --------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement and the satisfaction or waiver of certain conditions under the Agreement and Plan of Reorganization described herein.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]


  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  In this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                                --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                EXPLANATORY NOTE

  This Amendment No. 1 to the Form S-4 Registration Statement is being filed for the sole purpose of filing additional exhibits.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933. Reference also is made to the Certificate of Incorporation of the Registrant filed as Exhibit 3.1; the Bylaws of the Registrant, filed as Exhibit 3.2; and the form of indemnification agreement filed as Exhibit 10.1 which, among other things, and subject to certain conditions, authorize the Registrant to indemnify, or indemnify by their terms, as the case may be, the directors and officers of the Registrant against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer.

  The Registrant has obtained directors and officers insurance providing indemnification for certain of the Registrant's directors, officers, affiliates, partners or employees for certain liabilities.

  The indemnification provisions in the Bylaws, and the indemnification agreements entered into between the Registrant and its directors and executive officers, may be sufficiently broad to permit indemnification of the Registrant's officers and directors for liabilities arising under the 1933 Act.

  The Reorganization Agreement provides that commencing with the effectiveness of the Merger, the Registrant will indemnify the current officers and directors of CKS Group for any action or inaction by such person prior to the Merger.

  Reference is made to the following documents listed as exhibits to this Registration Statement regarding relevant indemnification provisions described above and elsewhere herein:

                                                                        EXHIBIT
                               DOCUMENT                                 NUMBER
                               --------                                 -------
Amended and Restated Certificate of Incorporation......................   3.1
Bylaws of Registrant (Delaware)........................................   3.2
Form of Indemnification Agreement entered into by the Registrant with each of its directors and executive officers..........................  10.1

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 (a) Exhibits

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
 3.1+        Amended and Restated Certificate of Incorporation of the Regis-
             trant.
 3.2+        Bylaws of the Registrant.
 4.1+        Form of Registrant's Common Stock Certificate.
 4.2+        Amended and Restated Investors' Rights Agreement dated May 2, 1997 among the Registrant and the other parties named therein.
 4.3+        Form of Registrant's Series A Preferred Stock Purchase Warrant.
 4.4+        Form of Registrant's Series C Preferred Stock Purchase Warrant.
 4.5+        Form of Registrant's Common Stock Purchase Warrant.
 4.6+        Form of Registrant's Signing Warrant.
 4.7+        Form of Registrant's AGR Warrant.
 4.8+        Form of Amended and Restated Investor Rights Agreement dated No-
             vember 7, 1997 among the Registrant and the other parties named therein.

 EXHIBIT
 NO.                                   DESCRIPTION
 --------                              -----------
  4.9**   Form of Agreement and Plan of Reorganization dated May 13, 1998 among the Registrant, USWeb Acquisition Corporation 121, Gray Peak Technol-
          ogies, Inc. and other individuals and entities named therein.
  4.10*** Agreement and Plan of Reorganization dated September 1, 1998 among the Registrant, USWeb Acquisition Corporation No. 134 and CKS Group,
          Inc. (see Annex A to Joint Proxy Statement/Prospectus contained in this Registration Statement).
  4.11*** Form of USWeb Corporation Holder Agreement among Registrant, CKS
          Group, Inc. and certain stockholders of Registrant dated September 1,
          1998 (included in Exhibit 10.19).
  5.1*    Opinion of Wilson Sonsini Goodrich & Rosati regarding legality of the securities being issued.
  8.1*    Opinion of Wilson Sonsini Goodrich & Rosati, as to tax matters.
  8.2*    Opinion of Gray Cary Ware & Freidenrich LLP, as to tax matters.
 10.1+    Form of Indemnification Agreement entered into by the Registrant with each of its directors and executive officers.
 10.2+    1996 Stock Option Plan and related agreements.
 10.3++   1996 Equity Compensation Plan and related agreements.
 10.4++   1997 Acquisition Stock Option Plan and related agreements.
 10.5++   1997 Employee Stock Purchase Plan.
 10.6+    Form of Restricted Stock Purchase Agreement between the Registrant and certain executive officers.
 10.7+    Management Continuity Agreement between the Registrant and Joseph P.
          Firmage.
 10.8+    Management Continuity Agreement between the Registrant and Tobin Co-
          rey.
 10.9+    Management Continuity Agreement between the Registrant and Sheldon
          Laube.
 10.10+   Management Continuity Agreement between the Registrant and James J.
          Heffernan.
 10.11+   Form of Affiliate Agreement.
 10.12+   Loan and Security Agreement dated September 29, 1997 between the Reg-
          istrant and Silicon Valley Bank.
 10.13+   Amendment, dated November 5, 1997 to Loan and Security Agreement dated September 29, 1997 between the Registrant and Silicon Valley
          Bank.
 10.14+   Intel-USWeb Relationship Agreement dated as of November 7, 1997 be-
          tween the Registrant and Microsoft Corporation.
 10.15**  Lease Agreement dated December 16, 1996 by and between the Company and LAKESIDE DRIVE, INC. for 2880 Lakeside Drive, Santa Clara, CA
          95054.
 10.16**  First Amendment to Lease Agreement dated July 23, 1997 by and between the Company and LAKESIDE DRIVE, INC. for 2880 Lakeside Drive, Santa
          Clara, CA 95054.
 10.17*** Form of CKS Voting Agreement between Registrant and certain stock-
          holders of CKS Group, Inc. dated September 1, 1998.
 10.18*** Form of CKS Group, Inc. Holder Agreement among Registrant, CKS Group,
          Inc. and certain stockholders of CKS Group, Inc. dated September 1,
          1998.
 10.19*** Form of USWeb Corporation Holder Agreement among Registrant, CKS
          Group, Inc. and certain stockholders of Registrant dated September 1,
          1998.
 11.1***  Statement of computation of pro forma net loss per share.
 21.1***  Subsidiaries of the Registrant.
 23.1*    Consent of Wilson Sonsini Goodrich & Rosati (included in Exhibits 5.1 and 8.1).
 23.2***  Consent of PricewaterhouseCoopers LLP, Independent Accountants.
 23.3***  Consent of KPMG Peat Marwick LLP, Independent Accountants.

 EXHIBIT
 NO.                                   DESCRIPTION
 -------                               -----------
 23.4*** Consent of Ernst & Young LLP, Independent Auditors.
 23.5*   Consent of Morgan Stanley & Co. Incorporated, financial advisor to
         Registrant.
 23.6*   Consent of Goldman Sachs & Co., financial advisor to CKS Group, Inc.
 23.7*   Consent of Gray Cary Ware & Freidenrich LLP (included in Exhibit 8.2).
 24.1*** Power of Attorney.
 27.1*** Financial Data Schedule.
 99.1*   Form of Registrant's Proxy.
 99.2*   Form of CKS Group, Inc. Proxy.
 99.3    Founders' Letter.

---------------------
 + Incorporated by reference from the Company's Registration Statement on Form
   S-1 (No. 333-36827).
++ Incorporated by reference from the Company's Registration Statement on Form
   S-8 filed on June 3, 1998 (No. 333-55893).

*  To be filed by amendment.
** Incorporated by reference from the Company's Registration Statement on Form
   S-4 (No. 333-38351).

*** Previously filed with this Registration Statement.

 (b) Financial Statements Schedules

  The information required to be set forth herein is incorporated by reference to USWeb's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and CKS Group's Annual Report on Form 10-K for the fiscal year ended November 30, 1997.

ITEM 22. UNDERTAKINGS

  The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate represent a fundamental change in the information set forth in the registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (5) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

    (6) That every prospectus (i) that is filed pursuant to paragraph (5) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (7) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

    (8) To supply by means of a post-effective amendment all required information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS OF FILING ON FORM S-4 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF SANTA CLARA, STATE OF CALIFORNIA, ON THE 15TH DAY OF SEPTEMBER, 1998.

                                          USWEB CORPORATION

                                          By:      /s/ Carolyn V. Aver
                                             ----------------------------------
                                                     CAROLYN V. AVER
                                           EXECUTIVE VICE PRESIDENT AND CHIEF
                                                    FINANCIAL OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED ON THE 15TH DAY OF SEPTEMBER, 1998 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

              SIGNATURE                               TITLE
              ---------                               -----
                   *
 ____________________________________ Chief Executive Officer and Chairman
            JOSEPH FIRMAGE             of the Board of Directors
                                       (Principal Executive Officer)
           /S/ CAROLYN AVER
 ____________________________________ Executive Vice President and Chief
             CAROLYN AVER              Financial Officer (Principal
                                       Financial and Accounting Officer)
                   *
 ____________________________________ President, Chief Operating Officer
              TOBIN COREY              and Director
 ____________________________________
            JEFFREY BALLOWE           Director
                   *
 ____________________________________
              JAMES DALEY             Director
                   *
 ____________________________________
            JAMES HEFFERNAN           Director
                   *
 ____________________________________
              ROBERT HOFF             Director
 ____________________________________
            JOSEPH MARENGI            Director

             SIGNATURE                              TITLE
             ---------                              -----
                  *
____________________________________
            GARY RIESCHEL            Director
                  *
____________________________________
          BARRY RUBENSTEIN           Director
                  *
____________________________________
            KLAUS SCHWAB             Director

   /S/ CAROLYN V. AVER

*By: _____________________

     CAROLYN V. AVER

     ATTORNEY IN FACT

                                 EXHIBIT INDEX

                                                                     SEQUENTIAL
 EXHIBIT                                                                PAGE
  NUMBER                         DESCRIPTION                           NUMBER
 -------                         -----------                         ----------
  3.1+    Amended and Restated Certificate of Incorporation of the
          Registrant.
  3.2+    Bylaws of the Registrant.
  4.1+    Form of Registrant's Common Stock Certificate.
  4.2+    Amended and Restated Investors' Rights Agreement dated
          May 2, 1997 among the Registrant and the other parties
          named therein.
  4.3+    Form of Registrant's Series A Preferred Stock Purchase
          Warrant.
  4.4+    Form of Registrant's Series C Preferred Stock Purchase
          Warrant.
  4.5+    Form of Registrant's Common Stock Purchase Warrant.
  4.6+    Form of Registrant's Signing Warrant.
  4.7+    Form of Registrant's AGR Warrant.
  4.8+    Form of Amended and Restated Investor Rights Agreement
          dated November 7, 1997 among the Registrant and the
          other parties named therein.
  4.9**   Form of Agreement and Plan of Reorganization dated May
          13, 1998 among the Registrant, USWeb Acquisition Corpo-
          ration 121, Gray Peak Technologies, Inc. and other indi-
          viduals and entities named therein.
  4.10*** Agreement and Plan of Reorganization dated September 1,
          1998 among the Registrant, USWeb Acquisition Corporation
          No. 134 and CKS Group, Inc. (see Annex A to Joint Proxy
          Statement/Prospectus contained in this Registration
          Statement).
  4.11*** Form of USWeb Corporation Holder Agreement among Regis-
          trant, CKS Group, Inc. and certain stockholders of Reg-
          istrant dated September 1, 1998 (included in Exhibit
          10.19).
  5.1*    Opinion of Wilson Sonsini Goodrich & Rosati regarding
          legality of the securities being issued.
  8.1*    Opinion of Wilson Sonsini Goodrich & Rosati, as to tax
          matters.
  8.2*    Opinion of Gray Cary Ware & Freidenrich LLP, as to tax
          matters.
 10.1+    Form of Indemnification Agreement entered into by the
          Registrant with each of its directors and executive of-
          ficers.
 10.2+    1996 Stock Option Plan and related agreements.
 10.3++   1996 Equity Compensation Plan and related agreements.
 10.4++   1997 Acquisition Stock Option Plan and related agree-
          ments.
 10.5++   1997 Employee Stock Purchase Plan.
 10.6+    Form of Restricted Stock Purchase Agreement between the
          Registrant and certain executive officers.
 10.7+    Management Continuity Agreement between the Registrant
          and Joseph P. Firmage.
 10.8+    Management Continuity Agreement between the Registrant
          and Tobin Corey.
 10.9+    Management Continuity Agreement between the Registrant
          and Sheldon Laube.
 10.10+   Management Continuity Agreement between the Registrant
          and James J. Heffernan.
 10.11+   Form of Affiliate Agreement.
 10.12+   Loan and Security Agreement dated September 29, 1997 be-
          tween the Registrant and Silicon Valley Bank.

                                                                     SEQUENTIAL
 EXHIBIT                                                                PAGE
  NUMBER                         DESCRIPTION                           NUMBER
 -------                         -----------                         ----------
 10.13+   Amendment, dated November 5, 1997 to Loan and Security
          Agreement dated September 29, 1997 between the Regis-
          trant and Silicon Valley Bank.
 10.14+   Intel-USWeb Relationship Agreement dated as of November
          7, 1997 between the Registrant and Microsoft Corpora-
          tion.
 10.15**  Lease Agreement dated December 16, 1996 by and between the Company and LAKESIDE DRIVE, INC. for 2880 Lakeside
          Drive, Santa Clara, CA 95054.
 10.16**  First Amendment to Lease Agreement dated July 23, 1997 by and between the Company and LAKESIDE DRIVE, INC. for
          2880 Lakeside Drive, Santa Clara, CA 95054.
 10.17*** Form of CKS Voting Agreement between Registrant and cer-
          tain stockholders of CKS Group, Inc. dated September 1,
          1998.
 10.18*** Form of CKS Group, Inc. Holder Agreement among Regis-
          trant, CKS Group, Inc. and certain stockholders of CKS
          Group, Inc. dated September 1, 1998.
 10.19*** Form of USWeb Corporation Holder Agreement among Regis-
          trant, CKS Group, Inc. and certain stockholders of Reg-
          istrant dated September 1, 1998.
 11.1***  Statement of computation of pro forma net loss per share.
 21.1***  Subsidiaries of the Registrant.
 23.1*    Consent of Wilson Sonsini Goodrich & Rosati (included in
          Exhibits 5.1 and 8.1).
 23.2***  Consent of PricewaterhouseCoopers LLP, Independent Ac-
          countants.
 23.3***  Consent of KPMG Peat Marwick LLP, Independent Accoun-
          tants.
 23.4***  Consent of Ernst & Young LLP, Independent Auditors.
 23.5*    Consent of Morgan Stanley & Co. Incorporated, financial
          advisor to Registrant.
 23.6*    Consent of Goldman Sachs & Co., financial advisor to CKS
          Group, Inc.
 23.7*    Consent of Gray Cary Ware & Freidenrich LLP (included in
          Exhibit 8.2).
 24.1***  Power of Attorney.
 27.1***  Financial Data Schedule.
 99.1*    Form of Registrant's Proxy.
 99.2*    Form of CKS Group, Inc. Proxy.
 99.3     Founder's Letter.

---------------------
 + Incorporated by reference from the Company's Registration Statement on Form
   S-1 (No. 333-36827).
++ Incorporated by reference from the Company's Registration Statement on Form
   S-8 filed on June 3, 1998 (No. 333-55893).

*  To be filed by amendment.
** Incorporated by reference from the Company's Registration Statement on Form
   S-4 (No. 333-38351).

*** Previously filed with this Registration Statement.